UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 23, 2015

Commission File Number	Registrant, State of Incorporation, Address And Telephone Number	I.R.S. Employer Identification No.

1-3526	THE SOUTHERN COMPANY (A Delaware Corporation) 30 Ivan Allen Jr. Boulevard, N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in Item 7.01 in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibits attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.
A copy of the joint press release referenced below is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The presentation to be used in connection with the teleconference referenced below is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.
On August 24, 2015, The Southern Company, a Delaware corporation (“Southern Company”), and AGL Resources Inc., a Georgia corporation (“AGL Resources”), issued a joint press release announcing that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated August 23, 2015, by and among Southern Company, AGL Resources and AMS Corp., a Georgia corporation and a wholly-owned subsidiary of Southern Company (“Merger Sub”), pursuant to which Merger Sub will be merged with and into AGL Resources on the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”), with AGL Resources continuing as the surviving corporation in the Merger. As a result of the Merger, AGL Resources will become a wholly-owned, direct subsidiary of Southern Company.

Southern Company and AGL Resources will be providing supplemental information regarding the Merger through a teleconference with analysts and investors.
Exhibits

99.1	Joint Press Release, dated August 24, 2015, issued by Southern Company and AGL Resources.
99.2	Investor Presentation, dated August 24, 2015.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements, among other things, concerning the expected benefits of the Merger, such as growth potential, market profile, financial strength, and enhanced earnings per share, the potential financing of the transaction and the expected timing of the completion of the transaction. These forward-looking statements are often characterized by the use of words such as “expect,” “anticipate,” “plan,” “believe,” “may,” “should,” “will,” “could,” “continue” and the negative or plural of these words and other comparable terminology. Although Southern Company believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, factors and assumptions regarding the items outlined above. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: the failure to receive, on a timely basis or otherwise, the required approvals by AGL Resources shareholders and government or regulatory agencies (including the terms of such approvals); the possibility that long-term financing for the transaction may not be put in place prior to the closing; the risk that a condition to closing of the Merger or the committed financing may not be satisfied; the possibility that the anticipated benefits from the Merger cannot be fully realized or may take longer to realize than expected; the possibility that costs related to the integration of Southern Company and AGL Resources will be greater than expected; the credit ratings of the combined company or its subsidiaries may be different from what the parties expect; the ability to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the diversion of management time on Merger-related issues; the impact of legislative, regulatory and competitive changes; and other risk factors relating to the energy industry, as detailed from time to time in each of Southern Company’s and AGL Resources’ reports filed with the Securities and Exchange Commission (the “SEC”). There can be no assurance that the Merger will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in the body of this Current Report on Form 8-K, as well as under Item 1.A. in each of Southern Company’s and AGL Resources’ Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and Item 1.A in each of Southern Company’s and AGL Resources’ most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2015. Southern Company cautions that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to Southern Company and AGL Resources, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the Merger or other matters attributable to Southern Company or AGL Resources or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K. Southern Company undertakes no obligation to update or revise any forward-looking statement, except as may be required by law.

Additional Information and Where To Find It

Southern Company expects AGL Resources to announce a shareholder meeting soon to obtain shareholder approval in connection with the proposed merger between AGL Resources and Southern Company. In connection with the shareholder meeting, Southern Company expects AGL Resources to file with the SEC a proxy statement and other relevant documents in connection with the proposed merger. INVESTORS OF AGL RESOURCES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AGL RESOURCES, SOUTHERN COMPANY AND THE PROPOSED MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by AGL Resources with the SEC at the SEC’s website at www.sec.gov, at AGL Resources’ website at www.aglresources.com or by sending a written request to AGL Resources, P.O. Box 4569, Atlanta, GA 30302-4569. Security holders may also read and copy any reports, statements and other information filed by Southern Company and AGL Resources with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

AGL Resources, Southern Company and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Southern Company’s directors and executive officers is available in Southern Company’s proxy statement filed with the SEC on April 10, 2015 in connection with its 2015 annual meeting of stockholders, and information regarding AGL Resources’ directors and executive officers is available in AGL Resources’ proxy statement filed with the SEC on March 17, 2015 in connection with its 2015 annual meeting of shareholders. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2015		THE SOUTHERN COMPANY

	By	/s/Melissa K. Caen
Melissa K. Caen Corporate Secretary

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